AMENDMENT NO. 1


          This Amendment No. 1 (this "Amendment") is dated as of February 1, 2006 and is to the Second Amended and Restated Credit Agreement, dated as of December 22, 2004 (the "Credit Agreement"), by and among, ASSOCIATED MATERIALS INCORPORATED, a corporation organized and existing under the laws of Delaware (the "U.S. Borrower"), GENTEK BUILDING PRODUCTS LIMITED, a corporation organized and existing under the laws of Ontario, Canada (the "Canadian Borrower" and, together with the U.S. Borrower, each a "Borrower" and collectively the "Borrowers"), ASSOCIATED MATERIALS HOLDINGS INC., a corporation organized and existing under the laws of Delaware ("Holdings"), AMH HOLDINGS, INC., a corporation organized and existing under the laws of Delaware ("Superholdco"), the various financial institutions and other Persons from time to time parties thereto which extend a Commitment to the U.S. Borrower (the "U.S. Lenders"), the various financial institutions and other Persons from time to time parties thereto which extend a Commitment to the Canadian Borrower (the "Canadian Lenders" and, together with the U.S. Lenders, the "Lenders"), UBS AG, STAMFORD BRANCH, as administrative agent for the U.S. Lenders under the U.S. Facility (in such capacity, the "U.S. Administrative Agent") and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Canadian Revolving Loan Lenders under the Canadian Facility (in such capacity, the "Canadian Administrative Agent" and, together with the U.S. Administrative Agent, the "Administrative Agents"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

          W I T N E S S E T H:
          - - - - - - - - - - -

          WHEREAS, Section 12.1 of the Credit Agreement permits the Credit Agreement to be amended from time to time with the written consent of the Required Lenders;

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION ONE  Amendments.

          (a) The definition of "Applicable Margin" shall be amended and replaced in its entirety with the following:

          ""Applicable Margin" means, at any time of determination:

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                                      -2-


          (a) with respect to the unpaid principal amount of each Term Loan maintained as (i) a Base Rate Loan, 1.50% per annum and (ii) a Eurodollar Loan, 2.50% per annum; and

          (b) with respect to the unpaid principal amount of (i) each Swing Line Loan (which shall be borrowed and maintained only as a Base Rate Loan) and each Revolving Loan maintained as a Base Rate Loan, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin For Base Rate Loans", (ii) each Revolving Loan maintained as a Eurodollar Loan, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin For Eurodollar Loans" and (iii) each Canadian BA, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Canadian BA Stamping Fee":

                                        Applicable Margin    Applicable Margin For    Applicable Canadian
           Leverage Ratio             For Base Rate Loans      Eurodollar Loans        BA Stamping Fee
              > 3.75:1                        2.25%                  3.25%                 3.25%
     > 3.25:1 and < or = 3.75:1               2.00%                  3.00%                 3.00%
     > 2.50:1 and < or = 3.25:1               1.75%                  2.75%                 2.75%
            < or = 2.50:1                     1.50%                  2.50%                 2.50%

          The Leverage Ratio used to compute any Applicable Margin or, in the case of Canadian BAs, the Applicable Canadian BA Stamping Fee, shall, at any time of determination, be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by Holdings to the Agents. Changes in the Applicable Margin or the Applicable Canadian BA Stamping Fee, as the case may be, resulting from a change in the Leverage Ratio shall become effective upon delivery by Holdings to the Agents of a new Compliance Certificate pursuant to clause (e) of Section 7.1.1. If Holdings shall fail to deliver a Compliance Certificate by the delivery due date specified in such clause, the Applicable Margin or the Applicable Canadian BA Stamping Fee, as the case may be, from and including the day immediately following such delivery due date to (but excluding) the date Holdings delivers to the Agents a Compliance Certificate shall conclusively be equal to the highest Applicable Margin or the Applicable Canadian BA Stamping Fee, as the case may be, set forth above."

          (b) The definition of "U.S. Revolving Loan Commitment Amount" shall be amended by replacing "$60,000,000" with "$70,000,000".


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                                      -3-


          (c) The US Revolving Loan Percentages for each Lender set forth opposite such Lender's name below the column labeled "U.S. Revolving Loan Commitment" on Schedule II of the Credit Agreement or set forth in a Lender Assignment Agreement under the U.S. Revolving Loan Commitment column shall be adjusted to reflect the $10,000,000 increase of the U.S. Revolving Loan Commitment Amount pursuant to the preceding clause (b).

          (d) Section 7.2.4 of the Credit Agreement shall be amended and replaced in its entirety with the following:

     "SECTION 7.2.4 Financial Condition and Operations. Holdings and the Borrowers will not permit any of the events set forth below to occur.

          (a) Holdings and the Borrowers will not permit the Leverage Ratio as of the last day of each Fiscal Quarter below to be greater than the ratio set forth opposite such Fiscal Quarter below:

                                                                                  Leverage
     Fiscal Quarter                                                                Ratio

     The first and second Fiscal Quarters of the 2006 Fiscal Year                  4.75:1
     The third Fiscal Quarter of the 2006 Fiscal Year                              4.50:1
     The fourth Fiscal Quarter of the 2006 Fiscal Year and the first and           4.25:1
     the second Fiscal Quarters of the 2007 Fiscal Year
     The third and the fourth Fiscal Quarters of the 2007 Fiscal Year and          3.75:1
     the first and the second Fiscal Quarters of the 2008 Fiscal Year
     The third and the fourth Fiscal Quarters of the 2008 Fiscal Year              3.25:1
     The first Fiscal Quarter of Fiscal Year 2009 and thereafter                   3.00:1

          (b) Holdings and the Borrowers will not permit the Interest Coverage Ratio as of the last day of each Fiscal Quarter below to be less than the ratio set forth opposite such Fiscal Quarter below:

Fiscal Quarter                                                                    Interest
                                                                                  Coverage

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                                      -4-

                                                                                   Ratio
     The first and second Fiscal Quarters of the 2006 Fiscal Year                  2.40:1
     The third Fiscal Quarter of the 2006 Fiscal Year                              2.50:1
     The fourth Fiscal Quarter of the 2006 Fiscal Year                             2.60:1
     The first Fiscal Quarter of the 2007 Fiscal Year                              2.70:1
     The second Fiscal Quarter of the 2007 Fiscal Year                             2.80:1
     The third Fiscal Quarter of the 2007 Fiscal Year                              2.90:1
     The fourth Fiscal Quarter of the 2007 Fiscal Year                             3.00:1
     The first Fiscal Quarter of the 2008 Fiscal Year                              3.10:1
     The second Fiscal Quarter of the 2008 Fiscal Year                             3.20:1
     The third Fiscal Quarter of the 2008 Fiscal Year                              3.30:1
     The fourth Fiscal Quarter of the 2008 Fiscal Year                             3.40:1
     The first Fiscal Quarter of Fiscal Year 2009 and thereafter                   3.50:1

          (c) Holdings and the Borrowers will not permit the Fixed Charge Coverage Ratio as of the last day of each Fiscal Quarter below be less than the ratio set forth opposite such Fiscal Quarter set forth below:

     Fiscal Quarter                                                                Fixed Charge
                                                                                     Coverage
                                                                                       Ratio

     The first, second, third and fourth Fiscal Quarters of the 2006 Fiscal        1.40:1
     Year

     The first Fiscal Quarter of the 2007 Fiscal Year and thereafter               1.50:1"

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                                      -5-

          SECTION TWO Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the "Effective Date") if the Administrative Agents shall have received (i) counterparts of this Amendment executed by the Borrowers and (ii) signature pages to this Amendment executed by a number of Lenders sufficient to constitute the Required Lenders. The effectiveness of this Amendment is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof, the payment of the fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agents.

          SECTION THREE Representations and Warranties; Covenants. In order to induce the Required Lenders to enter into this Amendment, each Borrower represents and warrants to each of the Lenders that both before and immediately after giving effect to this Amendment: (a) no Default or Event of Default has occurred and is continuing and (b) all of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

          SECTION FOUR Reference to and Effect on the Credit Agreement. On and after the Effective Date, each reference in the Credit Agreement to the "Agreement," "hereunder," "hereof" or words of like import referring the Credit Agreement, and each reference in each of the Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

          SECTION FIVE Costs and Expenses. Whether or not the Effective Date occurs, the Borrowers agree to pay all reasonable costs and expenses of the Administrative Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agents).

          SECTION SIX Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.


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                                      -6-


          SECTION SEVEN Lender Signatures. Each Lender that signs a signature page to this Amendment shall be deemed to have approved this Amendment and shall be further deemed for the purposes of the Loan Documents to have approved this Amendment. Each Lender signatory to this Amendment agrees that such Lender shall not be entitled to receive a copy of any other Lender's signature page to this Amendment, but agrees that a copy of such signature page may be delivered to Borrowers and the Administrative Agents.

          SECTION EIGHT Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).



                            [Signature Pages Follow]

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                           ASSOCIATED MATERIALS INCORPORATED,
                                           as U.S. Borrower


                                           By:_________________________________
                                              Name:
                                              Title:



                                           GENTEK BUILDING PRODUCTS LIMITED,
                                           as Canadian Borrower


                                           By:_________________________________
                                              Name:
                                              Title:

                                           UBS LOAN FINANCE LLC,
                                             as Lender


                                           By:__________________________________
                                              Name:
                                              Title:



                                           By:__________________________________
                                              Name:
                                              Title: